MANAGERS TRUST I

MANAGERS SMALL CAP FUND

(the “Fund”)

Supplement dated December 22, 2004

to the Prospectus dated November 15, 2004

The following information supplements and supersedes any information to the contrary relating to the Fund contained in the Fund’s Prospectus dated November 15, 2004:

Managers Small Cap Fund

Effective November 18, 2004, TimesSquare Capital Management, LLC (“TimesSquare LLC”) has replaced TimesSquare Capital Management Inc. (“TimesSquare Inc.”) as subadvisor of the Managers Small Cap Fund (the “Fund”). The subadvisory agreement between The Managers Funds LLC, the investment manager of the Fund (“TMF”), and TimesSquare LLC is substantially similar in all material respects to the subadvisory agreement between TMF and TimesSquare Inc., including with respect to the nature and extent of the subadvisory services to be rendered and the fees thereunder. On November 19, 2004, TimesSquare LLC acquired the growth equity management business of TimesSquare Inc. TimesSquare LLC is a registered investment adviser located at Four Times Square, 25th Floor, New York, New York 10036. Yvette C. Bockstein and Grant R. Babyak, who currently serve as portfolio managers to the Fund will manage the Fund in the same manner as before the transaction as portfolio managers of TimesSquare LLC. An indirect subsidiary of Affiliated Management Group, Inc. (“AMG”), another indirect subsidiary of which is the Managing Member of TMF, is the Managing Member of and owns a majority interest in TimesSquare LLC.

TimesSquare LLC is an investment management firm with assets under management of approximately $5 billion as of November 19, 2004. The firm continues the growth equity management business of TimesSquare Inc. with a focus on the management of small and mid-cap growth equity securities. AMG, located at 600 Hale Street, Prides Crossing, Massachusetts, is an asset management company that acquires and holds majority equity investments in a diverse group of mid-sized investment management firms which, in the aggregate, currently manage approximately $105 billion in assets.

All references to TimesSquare Inc. in the Fund’s prospectus shall now refer to TimesSquare LLC.

December 22, 2004